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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): December 21, 2006

                             TRIARC COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                          (State or other jurisdiction
                               of incorporation)


                  1-2207                             38-0471180
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          (Commission File Number)        (IRS Employer Identification No.)


                280 PARK AVENUE
                  NEW YORK, NY                                 10017
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      (Address of principal executive offices)               (Zip Code)


                                 (212) 451-3000
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              Registrant's telephone number, including area code:


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE  OF  DIRECTORS   OR  PRINCIPAL   OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

            On December 28, 2006, Triarc Companies, Inc. (the "Company") issued a Current Report on Form 8-K that indicated that the Company will record a non-cash charge of approximately $1.8 million for the fiscal year ended January 1, 2006 for the estimated Black-Scholes value of the additional stock options granted to Messrs. Schorr and McCarron. This Amended Current Report on Form 8-K/A is being filed solely to clarify that the Company will record such a non-cash charge for the fiscal year ending December 31, 2006, not January 1, 2006.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, Triarc has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 29, 2006

                                          TRIARC COMPANIES, INC.



                                          By: /s/ Stuart I. Rosen
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                                              Name:   Stuart I. Rosen
                                              Title:  Senior Vice President and
                                                      Secretary











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